NEWS RELEASE

              December 14, 2011

OTC: QB WSHE

         For Immediate Release

E-DEBIT GLOBAL CORPORATION 2011 YEAR END REVIEW

Calgary, Alberta – E-Debit Global Corporation announces it has finalized its E-Debit International Inc. national marketing program.

OVERVIEW:

“Notwithstanding the current climate of the public market place, E-Debit is continuing our efforts to not only expand our financial transaction processing business operations, our Canadian  national presence internationally, while at the same time we continue our Open Waters Investment led Investor Relations program in order to expand our corporate presence worldwide” stated Doug Mac Donald E-Debit’s President & CEO.

Coincidental with the full implementation of E-Debit’s EMV chip card security protocols and our investments into securing state of the art technological expertise, the company commenced a major national and international marketing, advertising and Investor Relations program which met with significant initial success.

In conjunction with our ACI Worldwide Solutions Inc.’s Base 24-eps “On Demand™ hosted Switching Platform, and communications association with Shaw Communications combined with the introduction of EMV, (the payment and security standard for interoperation used for authenticating credit and debit card payments at chip enabled ATM and POS terminals) E-Debit has established an unparalleled “end to end “payment delivery and processing solution built on the foundation of its ATM and POS networks experience.

The introduction to our leasing and exchange program has been very successful to date. This has resulted in increases to our per ATM revenue and site evaluations of a minimum of twenty percent (20%) with averages of forty to sixty percent (40-60%) being experienced on the initial lease placements and will form the backbone of our marketing program both for ATM and POS replacement due to EMV upgrade requirements.

Built on our legacy distribution network,  augmented by our joint venture marketing agreements and the advancement of our Matrix based distribution system,  we are now able to commence an expanded marketing system and  program focusing on our historic revenue market of ATM and POS sales, placement and leasing. In addition, our position within the prepaid marketplace combined with our EMV certified processing capabilities, have expanded our marketplace product lines which have the benefit of significant price point advantages both for our distribution network and E-Debit.

The past years corporate and infrastructure development has given us the foundation and financial transaction processing platform which is second to none world-wide which we will exploit to its full potential with expectations that 2012 will be most successful”  added Mr. Mac Donald.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common – 95,249,344

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCQB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Telephone: 1 (403) 473-8795

Website edebitglobal